                                  SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO. __________)

FILED BY THE REGISTRANT [ X ]

FILED BY A PARTY OTHER THAN THE REGISTRANT

CHECK THE APPROPRIATE BOX:

[   ]  PRELIMINARY PROXY STATEMENT

[   ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

[ X ]  DEFINITIVE PROXY STATEMENT         (AS PERMITTED BY RULE 14A-6(E)(2))

[ X ]  DEFINITIVE ADDITIONAL MATERIALS

[   ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                          PITTSBURGH HOME FINANCIAL CORP.
------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                          PITTSBURGH HOME FINANCIAL CORP.
------------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
  (PREVIOUSLY PAID BY WIRE TRANSFER)

[   ]  $125 PER EXCHANGE ACT RULE 0-11(C)(1)(II), 14A-6(I)(1), OR 14A-6(I)(2),
       OR ITEM 22(A)(2) OF SCHEDULE 14A.

[   ]  $500 PER EACH PARTY TO THE CONTROVERSY PURSUANT TO EXCHANGE ACT RULE
       14A-6(I)(3).

[   ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

       (1)      TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

       (2)      AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTIONS APPLIES:

       (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

       (4)      PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

       (5)      TOTAL FEE PAID:

       FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

------------------------------------------------------------------------------
[   ]  CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT
       RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

       (1)   AMOUNT PREVIOUSLY PAID:

       (2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

       (3)   FILING PARTY:

       (4)   DATE FILED:

                [LETTERHEAD OF PITTSBURGH HOME FINANCIAL CORP.]

                                                               December 23, 1996

Dear Stockholder:

         You are cordially invited to attend the first Annual Meeting of Stockholders of Pittsburgh Home Financial Corp. The meeting will be held at the Westin William Penn Hotel, located at 530 William Penn Place, Pittsburgh, Pennsylvania, on Thursday, January 23, 1997 at 11:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in Pittsburgh Home Financial Corp. are sincerely appreciated.

                                              Sincerely,


                                              /s/ J. Ardie Dillen
                                              -------------------
                                                  J. Ardie Dillen
                                                  Chairman of the Board,
                                                  President and Chief
                                                  Executive Officer

                        PITTSBURGH HOME FINANCIAL CORP.
                                438 WOOD STREET
                         PITTSBURGH, PENNSYLVANIA 15222
                                 (412) 281-0780

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 23, 1997

                              --------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Pittsburgh Home Financial Corp. (the "Company") will be held at the Westin William Penn Hotel located at 530 William Penn Place, Pittsburgh, Pennsylvania, on Thursday, January 23, 1997 at 11:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three (3) directors for a three-year term or until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 1997; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed December 11, 1996 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Jess B. Mellor
                                              ------------------
                                                  Jess B. Mellor
                                                  Secretary

Pittsburgh, Pennsylvania
December 23, 1996

-------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

-------------------------------------------------------------------------------

                        PITTSBURGH HOME FINANCIAL CORP.

                              --------------------

                                PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                                JANUARY 23, 1997

         This Proxy Statement is furnished to holders of common stock, $0.01 par value per share ("Common Stock"), of Pittsburgh Home Financial Corp. (the "Company"), the Pennsylvania-incorporated registered bank holding company for Pittsburgh Home Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Westin William Penn Hotel located at 530 William Penn Place, Pittsburgh, Pennsylvania, on Thursday, January 23, 1997 at 11:00 a.m., Eastern Time, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about December 23, 1996.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted FOR the nominees for director described herein, FOR ratification of the appointment of Ernst & Young LLP for fiscal 1997 and upon the transaction of such other business as may properly come before the meeting in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Secretary, Pittsburgh Home Financial Corp., 438 Wood Street, Pittsburgh, Pennsylvania 15222); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record at the close of business on December 11, 1996 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,134,840 shares of Common Stock outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. Abstentions are considered in determining the presence of a quorum and will not affect the vote required for the election of directors. The affirmative vote of the holders of a majority of the total votes present in person or by proxy is required to ratify the appointment of the independent auditors. Abstentions will not be counted as votes cast, and accordingly will have no effect on the voting of this proposal. Under rules of the New York Stock Exchange, all of the proposals for consideration at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there are no proposals to be considered at the Annual Meeting which are considered "non-discretionary" and for which there will be "broker non-votes."

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes, each of which contains approximately one-third of the Board. The directors are elected by the stockholders of the Company for staggered three year terms, or until their successors are elected and qualified. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         No director or executive officer of the Company is related to any other director or executive officer of the Company by blood, marriage or adoption, except for Kenneth F. Maxcy, Jr., a director, who is the father of Gregory G. Maxcy, another director. Each of the nominees currently serve as a director of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the person or persons named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for one or more replacement nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERM EXPIRING IN 2000

                                                      Director
        Name                  Age(1)                  Since(2)
---------------             ---------               ------------
Frank J. Malone                 89                      1942

Jess B. Mellor                  78                      1954

J. Ardie Dillen                 38                      1992


         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                      DIRECTORS WHOSE TERM EXPIRE IN 1998

                                                      Director
        Name                  Age(1)                  Since(2)
---------------------       ---------               ------------
Kenneth F. Maxcy, Jr.           77                      1957

Gregory G. Maxcy                42                      1986

Richard F. Lerach               56                      1990


                      DIRECTORS WHOSE TERMS EXPIRE IN 1999

                                                      Director
        Name                  Age(1)                  Since(2)
-----------------           ---------               ------------
Stephen Spolar                 75                       1986

Charles A. Topnick             69                       1990

Joseph G. Lang                 71                       1986


------------------

(1)      As of December 11, 1996.

(2)      Includes service as a director of the Savings Bank.

         Information concerning the principal position with the Company and the Savings Bank and principal occupation of each nominee for director and members of the Board continuing in office during the past five years is set forth below.

         Frank J. Malone. Mr. Malone served as Chairman of the Board of Directors of the Savings Bank from 1986 to December 1996 and held the same position with the Company from its inception in September 1995 until December 1996. Mr. Malone is retired and was formerly the President and Chief Executive Officer of the Savings Bank from 1955 to 1986. Mr. Malone has been a director of the Savings Bank since its inception in 1942.

         J. Ardie Dillen. Mr. Dillen was named Chairman of the Board of the Company in December 1996. Mr. Dillen is President and Chief Executive Officer of the Savings Bank and has held the same position with the Company since its inception in September 1995. Mr. Dillen has been President and Chief Executive Officer of the Savings Bank since 1992 and was Senior Vice President of Finance and Administration of the Savings Bank from 1990 to 1992. Mr. Dillen has been with the Savings Bank since 1986. Prior to joining the Savings Bank, Mr. Dillen was an auditor with Main Hurdman, Pittsburgh, Pennsylvania, a certified public accounting firm from 1980 to 1986. Mr. Dillen is a certified public accountant.

         Jess B. Mellor. Mr. Mellor has been Secretary of the Savings Bank since 1955 and has been Secretary of the Company since its inception in September 1995. Mr. Mellor is retired and was formerly Vice President of the Savings Bank from 1954 to 1986. Mr. Mellor has been with the Savings Bank since its inception in 1942 and has been a director of the Savings Bank since 1954.

         Joseph G. Lang. Mr. Lang has been retired since 1991. Prior thereto, from 1961 to 1991, Mr. Lang was an associate architect with W.D. Slowik & Associates, Pittsburgh, Pennsylvania, an architectural firm, and also was employed by its predecessor firms.

         Richard F. Lerach. Mr. Lerach has been Senior General Attorney - Litigation with U.S. Steel Group, a unit of USX Corporation, Pittsburgh, Pennsylvania, since 1985 and has been an attorney with such corporation since 1968.

         Gregory G. Maxcy. Mr. Maxcy has been President of Maxcy, Gmys & Company, PC, Pittsburgh, Pennsylvania, a certified public accounting firm, since 1992. Mr. Maxcy also was employed by Resource Capital, Inc., Pittsburgh, Pennsylvania, an investment management services and financial planning company, from 1988 to 1994. Mr. Maxcy is a certified public accountant and a certified financial planner. Mr. Maxcy is the son of Kenneth F. Maxcy, Jr.

         Kenneth F. Maxcy, Jr. Mr. Maxcy has been retired since 1985. Prior thereto, Mr. Maxcy was Assistant to the Chairman of Wheeling Pittsburgh Steel Corporation, Pittsburgh, Pennsylvania from 1975 to 1985. Mr. Maxcy is the father of Gregory G. Maxcy.

         Stephen Spolar. Mr. Spolar has been retired since 1992. Prior thereto, Mr. Spolar was President and Chief Executive Officer of the Savings Bank from 1986 to 1992. Mr. Spolar has been a director of the Savings Bank since 1986 and served as an officer of the Savings Bank from 1961 to 1986.

         Charles A. Topnick. Mr. Topnick has been retired since 1992. Prior thereto, Mr. Topnick served as Senior Vice President of the Savings Bank from 1991 to 1992. From 1983 to 1991, Mr. Topnick was President of Columbia Savings and Loan Association, Pittsburgh, Pennsylvania.

STOCKHOLDER NOMINATIONS

         Article 7.F. of the Company's Amended and Restated Articles of Incorporation ("Articles") governs nominations for election to the Board of Directors and requires all such nominations, other than those made by or at the direction of the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days prior to the anniversary date of the mailing of proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to this Annual Meeting, notice by the stockholder must have been delivered or received by the close of business on October 24, 1996. No such proposals were received. Each written notice of a stockholder nomination is required to set forth certain information specified in the Articles.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE COMPANY AND THE SAVINGS BANK

         Regular meetings and special meetings of the Board of Directors of the Company are held as necessary. During the fiscal year ended September 30, 1996, the Board of Directors met nine times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period. The entire Board of Directors of the Company acts as a Nominating Committee. The Board of Directors of the Company has established the following committees:

         Executive Committee. The Executive Committee of the Company has the authority to act on general Company matters between Board meetings. The Executive Committee, which is comprised of Messrs. Kenneth F. Maxcy, Jr. (Chairman), Gregory G. Maxcy, Mellor, Spolar and Dillen, did not meet during fiscal 1996.

         Audit Committee. The Audit Committee of the Company recommends independent auditors to the Board annually and reviews the Company's financial statements and the scope and results of the audit performed by the Company's independent auditors and the

Company's system of internal control with management and such independent auditors and reviews regulatory examination reports. The Audit Committee, which is comprised of Messrs. Topnick (Chairman), Mellor, Lerach and Spolar, met once during fiscal 1996.

         The Compensation Committee of the Savings Bank's Board of Directors reviews the compensation and benefits for the Savings Bank's employees and recommends to the Board adjustments in such compensation. See "Management Compensation - Compensation Committee Interlocks and Insider Participation." During fiscal 1996, the members of the Compensation Committee were Messrs. Kenneth F. Maxcy, Jr. (Chairman), Dillen, Malone, Gregory G. Maxcy, Mellor and Spolar. Mr. Dillen does not participate in the Compensation Committee's consideration of his own compensation. The Compensation Committee met once during fiscal 1996.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         Set forth below is information concerning the executive officers of the Company and the Savings Bank who do not serve on the Board of Directors of the Company. All executive officers are elected by the Board of Directors and serve until their successors are elected and qualified. No executive officer is related to any director or other executive officer of the Company by blood, marriage or adoption, and there are no arrangements or understandings between a director of the Company and any other person pursuant to which such person was elected an executive officer.

         Michael J. Kirk. Mr. Kirk has been Senior Vice President and Chief Financial Officer of the Company and the Savings Bank since January 1996. Prior thereto, Mr. Kirk was Vice President and Chief Financial Officer of the Savings Bank since 1992 and Vice President and Chief Financial Officer of the Company since its inception in September 1995. Prior to 1992, Mr. Kirk served as an Analyst and Controller of Community Savings Association, Monroeville, Pennsylvania from 1988 to 1992 and an auditor with Ernst & Whinney, the predecessor to Ernst & Young, LLP, from 1985 to 1988. Mr. Kirk is a certified public accountant.

         Joseph E. Archer. Mr. Archer has been Senior Vice President of Lending of the Savings Bank since 1988. Prior thereto, Mr. Archer served as Vice President and Branch Manager of the Butler Branch of the Savings Bank from 1986 to 1988. Mr. Archer joined the Savings Bank in 1962.

         Albert L. Winters. Mr. Winters has been Senior Vice President of Operations of the Savings Bank since 1994. Prior thereto, Mr. Winters served as Vice President of the Savings Bank from 1991 to 1993 and Assistant Vice President of the Savings Bank from 1989 to 1990. Mr. Winters joined the Savings Bank in 1970.

         Patricia J. Nesbit. Ms. Nesbit has been Vice President of Retail Banking of the Savings Bank since January 1996. Prior thereto, Ms. Nesbit served as a Branch Manager of the Savings Bank from 1994 to 1995. Prior to 1994, Ms. Nesbit was employed by Integra Bank, Pittsburgh, Pennsylvania and certain predecessor institutions from 1969 to 1994 as a Branch Manager and in various related capacities.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                  BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) those executive officers of the Company whose salary and bonus exceeded $100,000 in fiscal 1996, and (iv) all directors and executive officers of the Company and the Savings Bank as a group.

                                                   Amount and Nature
                  Name of Beneficial                 of Beneficial
                  Owner or Number of                Ownership as of                    Percent of
                   Persons in Group               December 11, 1996(1)                Common Stock
                  ------------------              --------------------                ------------
Pittsburgh Home Financial Corp.                          174,570(2)                  8.2%
  Employee Stock Ownership Plan Trust
438 Wood Street
Pittsburgh, Pennsylvania  15222

Directors:

Frank J. Malone                                              20,000                     *
J. Ardie Dillen                                           30,720(3)                   1.4
Jess B. Mellor                                                5,000                     *
Joseph G. Lang                                                2,020                     *
Richard F. Lerach                                            33,000                   1.5
Gregory G. Maxcy                                             19,258                     *
Kenneth F. Maxcy, Jr.                                         7,000                     *
Stephen Spolar                                                8,500                     *
Charles A. Topnick                                            6,500                     *

All directors and executive officers                     165,029(2)                  7.7%
 of the Company and the Savings Bank
 as a group (13 persons)


                                                   (Footnotes on following page)

-----------------

*   Represents less than 1% of the outstanding Common Stock.

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Pittsburgh Home Financial Corp. Employee Stock Ownership Plan Trust ("Trust") was established pursuant to the Pittsburgh Home Financial Corp. Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. J. Ardie Dillen, Kenneth F. Maxcy, Jr., and Stephen Spolar who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 8,728 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP are required to be voted in the same ratio on any matter as those allocated shares for which instructions are given. Any allocated shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. The amount of Common Stock beneficially owned by directors who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the unallocated shares held by the Trust.

(3) Includes 1,500 shares held by Mr. Dillen's spouse in her Individual Retirement Account, 600 shares held by Mr. Dillen as custodian for his children and 720 shares which are held by the ESOP, which have been allocated to the account of Mr. Dillen.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all forms they file pursuant to Section 16(a) of the Exchange Act. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, fiscal 1996, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

         The Company does not pay separate compensation to its officers. The following table sets forth a summary of certain information concerning the compensation paid by the Savings Bank for services rendered in all capacities during the year ended September 30, 1996 and 1995 to the President and Chief Executive Officer of the Savings Bank. No executive officers of the Savings Bank had total compensation during the fiscal year which exceeded $100,000.

                                                                                       Annual Compensation
                                                         ----------------------------------------------------------------------
             Name and                                                                                           Other Annual
        Principal Position                  Year                Salary                  Bonus                  Compensation(1)
--------------------------------      --------------     -------------------      ----------------          -------------------
J. Ardie Dillen                             1996                    $97,500                $11,212                   $  ---
  President and Chief                       1995                     86,167                  8,500                      ---
  Executive Officer

---------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Savings Bank, the costs to the Savings Bank of providing such benefits to the named executive officer during the year ended September 30, 1996 and 1995 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

         The Company's stockholders approved a Stock Option Plan at a special meeting held on October 15, 1996. For a discussion of the Stock Option Plan and the awards thereunder, see "-Benefits-Stock Option Plan."

COMPENSATION OF DIRECTORS

         The Company began paying non-employee directors a quarterly retainer of $500 beginning with the third quarter of fiscal 1996. Effective September 1, 1995, non-employee directors of the Savings Bank were paid a monthly retainer fee of $200 per month as well as a fee of $450 for each Board meeting attended. As of May 1, 1996, the monthly Savings Bank Board retainer was increased to $300. Members of committees of the Board of the Company and the Savings Bank are paid $200 ($250 for committee chairmen) for each committee meeting attended. In addition to the foregoing, Messrs. Malone and Mellor received $5,600 and $4,000, respectively, for service as Chairman of the Board and Secretary of the Savings Bank, respectively, for fiscal 1996.

EMPLOYMENT AGREEMENTS

         The Company and the Savings Bank (the "Employers") have entered into employment agreements with each of Messrs. Dillen, Kirk, Archer and Winters (the "Executives"). Messrs. Dillen and Kirk are the President and Chief Executive Officer and the Senior Vice President and Chief Financial Officer of the Company and the Savings Bank, respectively, and Messrs. Archer and Winters are the Senior Vice Presidents of Lending and Operations, respectively, of the Savings Bank. The Employers have agreed to employ Mr. Dillen for a term of three years and each of the other Executives for a term of two years in their current respective positions at their current salary levels. The employment agreements will be reviewed annually by the Boards of Directors of the Employers, and the term of employment agreements shall be extended each year for a successive additional one-year period upon approval of the Employers' Board of Directors, unless either party elects, not less than 30 days prior to the annual anniversary date, not to extend the employment term.

         Each of the employment agreements are terminable with or without cause by the Employers. The Executives shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause. The agreements provide for certain benefits in the event of an Executives' death, disability or retirement. In the event that (i) the Executive terminates his employment (a) because of failure of the Employers to comply with any material provision of the agreement or (b) as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, or (ii) the employment agreement is terminated by the Employers other than for cause, disability, retirement or death, the Executive will be entitled to a cash severance amount equal to three times the officer's base salary, as defined, in the case of Mr. Dillen, and two times base salary for the other Executives payable in installments over three years (in the case of Mr. Dillen) or two years (in the case of the other Executives). Based upon compensation levels at September 30, 1996, in the event of a termination of employment following a Change in Control, Mr. Dillen would receive $292,500 in cash severance and each of the other three Executives would receive between $109,000 and $126,000. Mr. Dillen's agreement also provides for a severance payment in the event of a termination of the agreement resulting from a change by the Employers to his title or duties. Severance payments are generally reduced by 50% of the compensation paid by another employer during the payment period. In certain cases of voluntary resignation, the reduction would not apply.

         A Change in Control is generally defined in the employment agreement to include any change in control of the Company required to be reported under the federal securities laws, as well as (i) the acquisition by any person of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

         Each employment agreement provides that in the event that any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), then such payments and benefits received thereunder shall be reduced, in the manner determined by the officer, by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits being non-deductible by the Employers for federal income tax purposes. Excess parachute payments generally are payments contingent on a change of control with a present value equal to or in excess of three times the base amount, which is defined to mean the recipient's average annual compensation from the employer includable in the recipient's gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of excess parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are generally not deductible by the employer as compensation expense for federal income tax purposes.

         Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

BENEFITS

         Employee Stock Ownership Plan. The Company has established the ESOP for employees of the Company and the Savings Bank. Employees of the Company and the Savings Bank who have been credited with at least 1,000 hours of service during a twelve month period and who have attained age 21 are eligible to participate in the ESOP.

         The ESOP borrowed funds from the Company to purchase 174,570 shares of Common Stock in the Savings Bank's Conversion. The loan to the ESOP will be repaid from the Company's contributions to the ESOP over a period of 10 years, and the collateral for the loan is the Common Stock purchased by the ESOP. The Company may, in any plan year, make additional discretionary contributions for the benefit of plan participants in either cash or shares of Common Stock, which may be acquired through the purchase of outstanding shares in the market or from individual stockholders, upon the original issuance of additional shares by the Company or upon the sale of treasury shares by the Company. Such purchases, if made, would be funded through additional borrowing by the ESOP or additional contributions from the Company. The timing, amount and manner of future contributions to the ESOP will be affected by various factors, including prevailing regulatory policies, the requirements of applicable laws and regulations and market conditions.

         Shares purchased by the ESOP with the proceeds of the loan are held in a suspense account and will be released on a pro rata basis as debt service payments are made. Discretionary contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of compensation. Forfeitures will be reallocated among remaining participating employees and may reduce any amount the Company might otherwise have contributed to the ESOP. Participants will be 100% vested in their rights to receive their account balances within the ESOP after completing five years of service. Credit is given for years of service with the Savings Bank prior to adoption of the ESOP. In the case of a "change in control," as defined, however, participants will become immediately fully vested in their account balances, subject to certain tax considerations. Benefits may be payable upon retirement or separation from service. The Company's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

         The ESOP is subject to the requirements of the Employment Retirement Income Securities Act of 1974, as amended, and the regulations of the IRS and the Department of Labor thereunder.

         Stock Option Plan. The Company's stockholders approved a Stock Option Plan at a special meeting held on October 15, 1996. The Stock Option Plan is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Stock Option Plan is also designed to retain qualified directors for the Company. The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of
Section 422 of the Code ("incentive stock options"), non-qualified or compensatory stock options and stock appreciation rights (collectively "Awards"). Awards will be available for grant to directors and key employees of the Company and any subsidiaries, except that directors will not be eligible to receive incentive stock options. A total of 218,212 shares of Common Stock has been reserved for issuance pursuant to the Stock Option Plan, which is 10% of the Common Stock issued in connection with the Savings Bank's conversion from mutual to stock form ("Conversion"). The Stock Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee") that is composed solely of two or more "Non-Employee Directors." Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from the adoption by the Board of Directors.

         Under the Stock Option Plan, the Board of Directors or the Committee determines which officers and key employees will be granted options, whether such options will be incentive or compensatory options, the number of shares subject to each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be equal to the fair market value of a share of Common Stock on the date the option is granted. Subject to certain exceptions, all options granted to participants under the Stock Option

Plan shall become vested and exercisable at the rate of 20% per year on each annual anniversary of the date the options were granted, and the right to exercise shall be cumulative.

         On October 15, 1996, the Company granted stock options to directors and executive officers of the Company and the Savings Bank to purchase an aggregate of 152,737 shares (including 34,913 shares to Mr. Dillen) at $11.625 per share.

         Recognition and Retention Plan. The Company's stockholders also approved a Recognition and Retention Plan and Trust ("Recognition Plan") at the special meeting held on October 15, 1996. The objective of the Recognition Plan is to retain qualified personnel in key positions, provide officers, key employees and directors with a proprietary interest in the Company as an incentive to contribute to its success and reward key employees for outstanding performance. Officers and key employees of the Company who are selected by the Board of Directors of the Company or a committee thereof, as well as non-employee directors of the Company, will be eligible to receive benefits under the Recognition Plan. The Recognition Plan Trust acquired 87,285 shares of Common Stock on behalf of the Recognition Plan, which is equal to 4% of the Common Stock issued in the Conversion. These shares were acquired through open market purchases. The Recognition Plan is administered and interpreted by a committee of the Board of Directors that is composed solely of two or more "Non-Employee Directors."

         Shares of Common Stock granted pursuant to the Recognition Plan will be in the form of restricted stock payable over a five-year period at a rate of 20% per year, beginning one year from the anniversary date of the grant. A recipient will be entitled to all voting and other stockholder rights with respect to shares which have been earned and allocated under the Recognition Plan. However, until such shares have been earned and allocated, they may not be sold, pledged or otherwise disposed of and are required to be held in the Recognition Plan Trust. Under the terms of the Recognition Plan, all shares which have not yet been earned and allocated are required to be voted by the trustees in their sole discretion. In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Recognition Plan Trust for the benefit of the recipients and such dividends, including any interest thereon, will be paid out proportionately by the Recognition Plan Trust to the recipients thereof as soon as practicable after the share awards become earned. Any cash dividends or stock dividends declared in respect of each vested share held by the Recognition Plan Trust will be paid by the Recognition Plan Trust as soon as practicable after the Recognition Plan Trust's receipt thereof to the recipient on whose behalf such share is then held by the Recognition Plan Trust. On October 15, 1996, the Company granted an aggregate of 65,460 shares to directors and executive officers of the Company and the Savings Bank, including 15,711 shares to Mr. Dillen.

         Pension Plan. The Savings Bank participates in a multiple employer defined benefit pension plan that covers all employees that have attained 21 years of age and have completed one full year of service (consisting of 1,000 hours worked during the year). In general, the pension plan provides for benefits payable monthly at retirement or normal retirement age 65 in an amount equal to a percentage of the participant's average annual salary for the five consecutive years of highest salary during his service with the Savings Bank, multiplied by the number of his years of service, with a reduced level of benefits in the event of early retirement prior to having attained age 65.

         Payment of benefits under the pension plan generally will be made in the form of a life annuity to an unmarried participant or in the form of a qualified joint and survivor annuity to a married participant, although alternative forms of benefits are available. The pension plan provides a death benefit payment, in the event of death prior to retirement.

         For the years ended September 30, 1996, 1995 and 1994 pension expense amounted to $60,000, $60,000 and $62,000, respectively. The amounts expended as contributions to the pension plan for financial reporting purposes on behalf of any particular individual or group of individuals participating in the pension plan cannot be determined.

         Thrift Plan. Effective October 1, 1996, the Bank began maintaining a Thrift Plan for the benefit of employees who have been employed for at least one year and who have attained the age of 21. The Thrift Plan is a contributory defined contribution plan which is intended to qualify under Section 401(k) of the Code. Participants may contribute to the Thrift Plan by salary reduction up to 15% of annual compensation for the year. Such contributions defer the employee's earnings up to a maximum of $9,500 in each plan year, indexed annually. The Bank matches 50% of an employee's contribution to the Thrift Plan up to 6% of an employee's compensation. An employee is immediately vested in his or her contributions to the Thrift Plan and is vested in the Bank's matching contributions after five years of service. All funds contributed to the Thrift Plan are held in a trust fund, which are invested at the direction of the employee in five separate funds: a short term government money market fund, a diversified equity portfolio fund, a government bond fund, a fund that invests solely in companies that make up the Standard & Poor's Stock Index, and a fund that invests solely in companies that make up the Standard & Poor's MidCap Index.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         All loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

         The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of September 30, 1996, mortgage and consumer loans to executive officers and directors aggregated $52,000 or 0.24% of the Savings Bank's equity as of such date. The Savings Bank believes that such loans do not involve more than the normal risk of collectibility.

CONSENT TO FINDINGS OF SECURITIES VIOLATIONS

         Mr. Gregory G. Maxcy, a director of the Company and the Savings Bank, previously served as an officer and director of Equity Management Associates ("EMA"), a Delaware corporation, whose purpose was to acquire, finance, lease, develop, purchase, manage and syndicate real estate. Between approximately March 1985 to March 1986, Mr. Maxcy allegedly offered and sold securities of EMA to the public. In October 1991, the Pennsylvania Securities Commission (the "Pennsylvania Commission"), agreed to the entry of Mr. Maxcy's Offer for Settlement pursuant to which, without admitting or denying the allegations thereof, Mr. Maxcy accepted findings by the Pennsylvania Commission that he caused violations of Section 401(b) of the Pennsylvania Securities Act of 1972, as amended relating to violations of the securities anti-fraud provisions for allegedly offering and selling securities through the use of untrue statements of material facts and omissions of material facts necessary in order to make the statements made, in light of the circumstances in which they were made, not misleading and agreed to an Order of the Pennsylvania Commission that, among other things, (i) suspended Mr. Maxcy's registration as an agent in the Commonwealth of Pennsylvania for a period of one year, (ii) barred Mr. Maxcy from offering or selling securities, acting as an investment adviser or being affiliated with a broker-dealer, agent or investment adviser in the Commonwealth of Pennsylvania for a period of one year, and (iii) barred Mr. Maxcy from holding a position as an officer or director of a company offering or selling securities in the Commonwealth of Pennsylvania for a period of eighteen months.

         In March 1993, the United States District Court for the Western District of Pennsylvania entered into a final judgment and order against Mr. Maxcy for his dealings with EMA described above, pursuant to which Mr. Maxcy did not admit or deny the allegations, which permanently enjoined Mr. Maxcy from future violations of Sections 5(a), 5(c) and 17(a) of the Securities Act and Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder for his alleged misrepresentations and omissions of material facts. In April 1993, Mr. Maxcy entered into an Offer of Settlement and related Order with the SEC pursuant to which, without admitting or denying the allegations contained therein, the SEC found that Mr. Maxcy had violated Sections 5(a), 5(c) and 17(a) of the Securities Act and Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder. Under the provisions of the Order, Mr. Maxcy was barred from associating with any broker, dealer, municipal securities dealer, investment adviser or investment company for a period of five years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Savings Bank's Board of Directors reviews the compensation and benefits for the Savings Bank's employees and recommends to the Board adjustments in such compensation. During fiscal 1996, the members of the Compensation Committee were Messrs. Kenneth F. Maxcy, Jr. (Chairman), Dillen, Malone, Gregory G. Maxcy, Mellor and Spolar. Mr. Dillen does not participate in the Committee's consideration of his own compensation.

         The report of the Compensation Committee with respect to compensation for the President and Chief Executive Officer and all other executive officers for the fiscal year ended September 30, 1996 is set forth below:

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The purpose of the Committee is to provide oversight of the personnel related policies of the Company and the Savings Bank, including the establishment of an executive compensation philosophy for the organization and the monitoring of compensation plans and strategies to determine conformity with the overall philosophy. The Committee also is responsible for ensuring that the financial costs of current or proposed compensation and benefit programs are reasonable and consistent with industry standards, management performance and stockholders' interest. A competitive comprehensive benefit program is essential to achieving the goal of retaining and attracting highly qualified employees.

         The Compensation Committee is comprised of five outside directors and one inside director of the Company which are the same directors who make up the Savings Bank's Compensation Committee. Mr. J. Ardie Dillen in his capacity as a member of the Board of Directors of the Company and the Savings Bank, and as a member of the Committee, abstains from any vote concerning compensation affecting himself directly. The Committee reviews all issues pertaining to executive compensation and submits its recommendations to the full Board of Directors for approval.

         The Committee considers the following criteria when establishing its recommendation to the Board of Directors regarding the compensation level of the Chief Executive Officer and other executive officers of the Company and the Savings Bank:

         1. The overall competitive performance of the Company and the Savings Bank during the fiscal year under consideration.

         2. The level of, and/or increases in, return on assets and return on equity without encouraging short-term profitability through unreasonable risk-taking or a deterioration of long-term asset quality.

         3. Consideration of the individual, as well as combined measures of progress of the Company and the Savings Bank in different areas, including the quality of the loan portfolio, the level of the changes in capital ratios, the overall growth of the Savings Bank, the improvement in market share, the level of non-performing loans and real estate owned, efficiency ratio levels as compared to peer groups and other objectives as may be established by the Board of Directors.

         4.   The Company's and the Savings Bank's regulatory ratings.

         5. The compensation and benefit levels of comparable management positions to peer group institutions of similar asset size and operating characteristics, with a concentration on those institutions operating within the Mid-Atlantic region and specifically Pennsylvania.

         6. The individual effectiveness of the Chief Executive Officer relative to overall management efficiency and leadership and his commitment to professional involvement, civic activities and the maintenance of corporate stature enhancing the image of the Company and the Savings Bank in its market place.

         The compensation arrangements and recommendations of the Committee include a base salary and a bonus component if the Executive's performance is judged to warrant such a bonus. The officers of the Company are not specifically compensated for their service in such capacity and are paid only for their services as officers of the Savings Bank.

         The base compensation of J. Ardie Dillen, President and Chief Executive Officer of the Company was established at $97,500 as of September 1, 1995. This level of compensation represented a 12.7% increase over the previous year's base compensation which had been established as of January 1, 1995. Mr. Dillen's compensation level, determined with the aforementioned criteria, was based on an examination of the peer group companies relative to salary and bonus compensation for Chief Executive Officers. Mr. Dillen was awarded a bonus of $11,212 for his service during fiscal 1995 based on his overall performance.

         Following extensive review by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval.

                                      Kenneth F. Maxcy, Jr., Chairman
                                      J. Ardie Dillen
                                      Gregory G. Maxcy
                                      Frank J. Malone
                                      Jess B. Mellor
                                      Stephen Spolar

         PERFORMANCE GRAPH

         The following graph compares the cumulative total returns for the Common Stock of the Company, the SNL Thrift Index and the Nasdaq Total Return Index since the Company's initial public offering in April 1996. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period.

                                             PERIOD ENDING
                        -------------------------------------------------------
                        04/01/96    05/15/96    06/30/96    08/15/96   09/30/96
                        -------------------------------------------------------
Nasdaq Total Return      100.00      111.70      107.62      102.98     111.45
Pittsburgh Home-PA       100.00      103.75      100.60      103.00     119.33
SNL Thrift Index         100.00      100.18      102.08      106.21     113.17

         The above graph represents $100 invested in the Company's initial public offering of Common Stock on April 1, 1996 at $10.00 per share. The Common Stock commenced trading on the Nasdaq Stock Market on April 1, 1996.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Ernst & Young LLP, independent certified public accountants, to perform the audit of the Company's financial statements for the year ending September 30, 1997, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Ernst & Young LLP that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Ernst & Young LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and who will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending September 30, 1997.

                             STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which currently is scheduled to be held in January 1998, must be received at the principal executive offices of the Company, 438 Wood Street, Pittsburgh, Pennsylvania 15222, Attention: Jess B. Mellor, Secretary, no later than August 25, 1997.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10.D. of the Company's Articles, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to this Annual Meeting, notice by the stockholder was required to have been delivered or received no later than October 24, 1996. No such proposals were received. Such stockholder's notice is required to set forth certain information specified in the Articles.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended September 30, 1996 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

         Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for fiscal 1996 required to be filed under the 1934 Act. Such written requests should be directed to Michael J. Kirk, Senior Vice President and Chief Financial Officer, Pittsburgh Home Financial Corp., 438 Wood Street, Pittsburgh, Pennsylvania 15222. The Form 10-K is not part of the proxy solicitation materials.

                                 OTHER MATTERS

         Each proxy solicited hereby also confers discretionary authority on the Board of Directors of the Company to vote the proxy with respect to the approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business that may properly come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

         The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

                                              By Order of the Board of Directors


                                                /s/ Jess B. Mellor
                                                ------------------
                                                    Jess B. Mellor
                                                    Secretary

December 23, 1996

REVOCABLE PROXY

                        PITTSBURGH HOME FINANCIAL CORP.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PITTSBURGH HOME FINANCIAL CORP. ("COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 23, 1997 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of December 11, 1996, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Westin William Penn Hotel, located at 530 William Penn Place, Pittsburgh, Pennsylvania, on Thursday, January 23, 1997 at 11:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS

Nominees for a three-year term:     Frank J. Malone, Jess B. Mellor and
                                    J. Ardie Dillen


     [  ]   FOR                           [  ]   WITHHOLD
                                                 AUTHORITY

          NOTE: withhold authority to vote for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not struck.

2. PROPOSAL to ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 1997.

     [  ]  FOR                 [  ]  AGAINST              [  ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                             Dated: ------------------------------------


                                    ------------------------------------
                                        Signature of Shareholder


                                    ------------------------------------
                                        Signature of Shareholder


                             NOTE: PLEASE SIGN THIS EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.

                             VOTING DIRECTION FORM
                             ---------------------

                        PITTSBURGH HOME FINANCIAL CORP.
                         EMPLOYEE STOCK OWNERSHIP PLAN

         As a participant in the Pittsburgh Home Financial Corp. Employee Stock Ownership Plan (the "Plan"), I understand that the Plan requires the trustees of the Plan (the "Trustees") to vote shares of common stock of Pittsburgh Home Financial Corp. (the "Company") allocated to my account under the Plan ("Allocated Shares") in connection with a meeting of stockholders in accordance with my written instructions. I also understand that unallocated shares held in the ESOP are required to be voted in the same ratio on any matter as those allocated shares for which instructions are given. I further understand that any Allocated Shares which either abstain on the proposal or are not voted will be disregarded in determining the percentage of stock voted for and against each proposal by the participants and beneficiaries. In accordance with my rights as a participant under the Plan and the provisions of the Plan, I hereby direct the Trustee to vote my Allocated Shares in the following manner concerning proposals to be considered at the Annual Meeting to be held on January 23, 1997, including any adjournment thereof, as reflected in the Company's Notice of Annual Meeting of Stockholders dated December 23, 1996:

1.       ELECTION OF DIRECTORS

Nominees for a three-year term:    Frank J. Malone, Jess B. Mellor and
                                   J. Ardie Dillen

   [  ]  FOR                              [  ]  WITHHOLD
                                                AUTHORITY

         NOTE: To withhold authority to vote for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this Voting Direction Form will be deemed to confer authority to vote for each nominee whose name is not struck.

2. PROPOSAL to ratify the appointment by the Board of Directors of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 1997.

      [  ]  FOR                  [  ]  AGAINST        [  ]  ABSTAIN

 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE  "FOR"  PROPOSALS 1 AND 2.

         THE PARTICIPANT ACKNOWLEDGES RECEIPT OF THE COMPANY'S PROXY STATEMENT DATED DECEMBER 23, 1996.


Dated this ----- day of ---------------, 19--


---------------------------                 --------------------------
Signature of Participant                    Print Name of Participant



Received and accepted:

---------------- --, 19--


----------------------------               ---------------------------
Trustee                                    Number of Allocated Shares
                                           Held by Participant